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                                                                   Exhibit 10.19

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                                       OF
                            CLASS B PREFERENCE SHARES
                                       OF
                          RAM REINSURANCE COMPANY LTD.

     The Class B Preference Shares (the "Class B Preference Shares") of RAM Reinsurance Company Ltd., a company organized under the laws of Bermuda (the "Company"), shall have the designation, preferences and rights, and shall be subject to the restrictions, as hereinafter appearing in this Certificate of Designation, Preferences and Rights (this "Class B Certificate"):

     Section 1 Designation and Amount. There shall be a class of perpetual, non-cumulative, redeemable preference shares of the Company which shall be designated as "Class B Preference Shares," par value U.S. $1,000 per share. The number of shares constituting such class shall initially be 500.01. Such number of shares may be increased or decreased at any time and from time to time by resolution of the Board; provided, however, that no decrease shall reduce the number of authorized shares to a number less than the number of shares then outstanding.

     Section 2 Definitions. Unless the context or use indicates another or different meaning or intent, the following terms shall have the following meanings for purposes of this Class B Certificate, whether used in the singular or plural:

     "Affiliate" shall mean, as to any Person, any Person controlled by, in control of, or under common control with, such Person.

     "Agent Member" shall mean a member of the Securities Depository that will act on behalf of an Existing Holder or a Potential Holder that is identified as such in a Holder's Purchaser's Letter.

     "Auction" shall mean a periodic implementation of the Auction Procedures.

     "Auction Agent" shall mean The Bank of New York (Delaware) unless and until
(i) another commercial bank or trust company duly organized under the laws of the United States of America and/or any state or territory thereof, having its principal place of business in New York, New York, and having a combined capital stock surplus and undivided profits of at least fifteen million dollars (U.S. $15,000,000), or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least fifteen million dollars (U.S. $15,000,000), and, in either case, authorized by law to perform all the duties imposed on it under the Auction Agent Agreement and appointed by the Company, enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Auction Rate and to act as transfer agent, registrar or dividend disbursing agent for the Class B Preference Shares.

     "Auction Agent Agreement" shall mean the agreement entered into between the Company and the Auction Agent and any similar agreement with a successor Auction Agent providing, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Auction Rate.

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     "Auction Date" shall mean, for each Subsequent Dividend Period, the last
Business Day of the immediately preceding Dividend Period.

     "Auction Procedures" shall mean the procedures set forth in the Auction Agent Agreement for conducting Auctions, substantially as described in Sections 13 through 20.

     "Auction Rate" shall mean a rate per annum equal to the lesser of (i) the rate provided to the Company by the Auction Agent, as determined by the Auction Agent pursuant to the Auction Procedures, and (ii) the Maximum Rate.

     "Board" shall mean the Board of Directors of the Company.

     "Broker-Dealer" shall mean any broker-dealer or other entity (i) that is permitted by law to perform the functions required of a broker-dealer in the Auction Procedures, (ii) that is a member of, or a participant in, the Securities Depository, (iii) that has been selected by the Company and (iv) that has entered into a Broker-Dealer Agreement with the Auction Agent that remains in effect.

     "Broker-Dealer Agreement" shall mean any agreement among the Company, the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or any other day on which the banks in the City of New York, New York, or in the city of Hamilton, Bermuda, are authorized or obligated by law to close.

     "Bye-laws" shall mean the bye-laws of the Company.

     "Class A Preference Shares" shall mean any Class A Preference Shares of the Company authorized by the Board and issued by the Company from time to time.

     "Class B Certificate" shall have the meaning given such term in the first paragraph of this Agreement.

     "Class B Preference Shares" shall have the meaning given such term in the first paragraph of this Agreement.

     "Common Shares" shall mean the Voting Common Shares and Non-Voting Common Shares, as issued and outstanding from time to time.

     "Companies Act" shall mean the Companies Act 1981, as amended from time to time.

     "Company" shall have the meaning given such term in the first paragraph of this Agreement.

     "Contingent Capital Preference Share Directors" shall have the meaning given to such term in Section 6(c).


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     "Contingent Capital Preference Shares" shall mean any class of preference shares of the Company issued from time to time in connection with contingent capital facilities which utilize the issuance of CPS Securities.

     "CPS Securities" shall mean (i) the initial issuance of Committed Preferred Securities issued as Money Market Committed Preferred Custodial Trust Securities by Blue Water Trust I and (ii) any future Committed Preferred Securities issued as Money Market Committed Preferred Custodial Trust Securities which are subject to auction procedures substantially similar to those set forth in Sections 13 through 20.

     "Custodial Trust" shall mean the issuer of the initial issuance of CPS Securities.

     "Date of Original Issue" shall mean, for the Class B Preference Shares, the first Business Day after the Initial Auction Date.

     "Dividend" shall mean a payment in cash declared by the Company payable to a Holder of Class B Preference Shares.

     "Dividend Payment Date" shall mean the first Business Day following the last day of each Dividend Period.

     "Dividend Period" shall mean the Initial Dividend Period and each Subsequent Dividend Period.

     "Dividend Rate" shall mean the rate per annum at which a Dividend shall be payable for any Dividend Period, which rate shall equal (i) for the Initial Dividend Period, the Initial Dividend Rate, (ii) for each Subsequent Dividend Period prior to a Fixed-Rate Distribution Event, the Auction Rate, and (iii) for each Subsequent Dividend Period following a Fixed-Rate Distribution Event, a rate equal to the fixed-rate equivalent of one-month LIBOR plus 3.00%. The fixed-rate equivalent shall be determined by using the "bid" 30-year U.S. dollar swap rate as quoted on page 19901 on the Bridge Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute page for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Auction Agent from time to time) at 11:00 a.m. New York time on the LIBOR Determination Date; provided, however, that if the 30-year U.S. dollar swap rate is not available, the fixed-rate equivalent will be determined by using the "bid" 10-year U.S. dollar swap rate.

     "Existing Holder" shall mean any Person who is listed as the owner of any Class B Preference Shares on the records of the Auction Agent at the close of business on the Business Day prior to such Auction.

     "Fixed-Rate Distribution Event" shall have the meaning given to such term in Section 3(b).

     "Fixed-Rate Optional Redemption Date" shall have the meaning given to such term in Section 4(a).


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     "Holder" shall mean a Person identified as a holder of record of Class B
Preference Shares in the Register.

     "Holding Company" shall mean, collectively, Holdings, Holdings II and any other Person, all or substantially all of the assets of which are comprised, directly or indirectly, of holdings of securities of the Company.

     "Holdings" shall mean RAM Holdings Ltd., a company organized under the laws of Bermuda and the holder of all of the Voting Common Shares of the Company.

     "Holdings II" shall mean RAM Holdings II Ltd., a company organized under the laws of Bermuda and the holder of all of the Non-Voting Common Shares of the Company.

     "Initial Auction Date" shall mean the first Business Day preceding the Initial Dividend Period.

     "Initial Dividend Payment Date" shall mean such date as shall be determined by the Board or a duly appointed committee thereof prior to the issuance of the Class B Preference Shares; provided that (i) such date is a standard date for the Class B Preference Shares market and (ii) such day is a Business Day.

     "Initial Dividend Period" shall mean the period from and including the Date of Original Issue to and excluding the Initial Dividend Payment Date.

     "Initial Dividend Rate" shall mean, for the Class B Preference Shares, the rate determined with respect to the corresponding CPS Securities on the Initial Auction Date.

     "LIBOR" shall mean, on the LIBOR Determination Date, the interest rate for the applicable Dividend Period determined by the Auction Agent on the basis of the British Bankers' Association "Interest Settlement Rate" for three-month deposits in U.S. dollars as found on Telerate page 3750 (or on any successor or substitute page of such service, or any successor to or substitute page for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Auction Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in U.S. dollars in the London interbank market) as of 11:00 a.m. London time on such LIBOR Determination Date. As used herein "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service. If on any LIBOR Determination Date the Auction Agent cannot determine LIBOR on the basis of the method set forth above, LIBOR shall be the rate per annum the Auction Agent determines to be either (a) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the three-month U.S. dollar lending rate that New York City banks selected by the Auction Agent are quoting on the relevant LIBOR Determination Date to the principal London offices of at least two leading banks in the London interbank market or (b) in the event such arithmetic mean cannot be determined by the Auction Agent, the lowest three-month U.S. dollar lending rate that the New York City banks selected by the Auction Agent quoting on such LIBOR Determination Date to leading European banks. The establishment of LIBOR on each LIBOR Determination Date by the Auction Agent shall (in the absence of manifest error) be final and binding.


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     "LIBOR Determination Date" shall mean the second London business day prior to the commencement of the first Dividend Period following the Fixed-Rate Distribution Event.

     "Liquidation Preference" shall have the meaning given to such term in
Section 5(a).

     "Maximum Rate" shall mean the maximum dividend rate that can result from an Auction, which shall be the rate (expressed as a percentage rounded to the nearest one one-thousandth (.001) of 1.000%) that is equal to the sum of (A) the Reference Rate in effect as of the end of the Business Day prior to the Auction Date for the applicable Dividend Period, plus (B)(l) if, as of the end of the Business Day prior to the Auction Date for the applicable Dividend Period, the CPS Securities are rated at or above "A2" and "A+" by Moody's and Standard & Poor's, respectively, then 2.00%; or (2) if, as of the end of the Business Day prior to the Auction Date for the applicable Dividend Period, the CPS Securities are rated below "A2" or "A+" by Moody's or Standard & Poor's, respectively, then 3.00%. In no event shall the Maximum Rate on any date of determination exceed the maximum rate permitted under applicable law. If all outstanding CPS Securities of the Custodial Trust are subject to Hold Orders (as defined in Section 14(a)(i)(A)), the Dividend Rate for the next Dividend Period will be the Dividend Rate per annum equal to 95% of the Reference Rate on the Auction Date for such Dividend Period.

     "Memorandum of Association" shall mean the memorandum of association of the Company registered with the Bermuda Registrar of Companies on February 3, 1998, as amended from time to time.

     "Moody's" shall mean Moody's Investors Service, Inc., and its successors.

     "Non-Voting Common Shares" shall mean the non-voting common shares of the Company, as issued and outstanding from time to time.

     "Optional Redemption Date" shall have the meaning given to such term in
Section 4(a).

     "Outstanding" shall mean, as of any date, the Class B Preference Shares theretofore issued by the Company except, without duplication, (i) any Class B Preference Shares theretofore cancelled or delivered to the Auction Agent for cancellation, (ii) any Class B Preference Shares as to which the Company or any Affiliate thereof (including any Affiliate that is a Broker-Dealer) shall be the owner, (iii) any Class B Preference Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company or (iv) any Class B Preference Shares previously redeemed by the Company.

     "Person" shall mean and shall include an individual, a partnership, a limited liability company, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Holder" shall mean any Person, including any Existing Holder, who may be interested in acquiring any Class B Preference Shares (or, in the case of an Existing Holder, additional Class B Preference Shares).


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     "Purchaser's Letter" shall mean a letter addressed to the Custodial Trust and the Broker-Dealer in which a Person agrees, among other things, to offer to purchase, purchase, offer to sell and/or sell any CPS Securities as set forth in the Auction Procedures.

     "Put Agreement" shall mean the put option agreement between the Company and the Custodial Trust.

     "Redemption Date" shall have the meaning given to such term in Section
4(a).

     "Redemption Price" shall mean the price paid by the Company for the Class B Preference Shares redeemed on any Redemption Date, as determined in accordance with Section 4.

     "Reference Date" shall have the meaning given to such term in Section 2 within the definition of "Subsequent Dividend Period."

     "Reference Rate" shall mean, on any date, the 30-day LIBOR rate as published by the British Bankers' Association as of 11:00 a.m., London time, on such date.

     "Register" shall mean the register of Holders maintained on behalf of the Company by the Auction Agent or any other Person in its capacity as transfer agent and registrar for the Class B Preference Shares.

     "Resale Restriction Termination Date" shall have the meaning given to such term in Section 9.

     "Securities Depository" shall mean The Depository Trust Company or any successor company or other entity selected by the Company as securities depository for the Class B Preference Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Class B Preference Shares.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

     "Subsequent Dividend Period" shall mean (i) prior to a Fixed-Rate Distribution Event, the period commencing on and including the Dividend Payment Date for the preceding Dividend Period and ending on and including the date which is 28 days thereafter, and (ii) following a Fixed-Rate Distribution Event, the period commencing on and including the Dividend Payment Date for the preceding Dividend Period and ending on and including the date which is 90 days thereafter (in each case, such ending date the "Reference Date"); provided that if the Reference Date is not a Business Day, the Subsequent Dividend Period will continue to but not include the next Business Day, in which case the next Subsequent Dividend Period will end on and include the next Reference Date following the date on which the preceding Dividend Period would have ended if such normally scheduled date had been a Business Day.

     "Voting Common Shares" shall mean voting common shares of the Company, as issued and outstanding from time to time.


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     Section 3 Dividends.

     (a) General. Subject to a Maximum Rate for each Subsequent Dividend Period, Holders of outstanding Class B Preference Shares, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Class B Preference Shares, shall be entitled to receive out of any funds legally available therefor when, as and if declared by the Board or a duly authorized committee thereof, cash Dividends at a rate per share equal to the Dividend Rate for the respective Dividend Period. Dividends on the Class B Preference Shares will accrue from the Date of Original Issue. Auctions for each Dividend Period prior to a Fixed- Rate Distribution Event will be held on each Auction Date. If on any Auction Date an auction is not held for any reason (other than because such date is not determined to be an Auction Date until after it has passed or as otherwise provided in Section 12(a)), the Dividend Rate for the next succeeding Dividend Period shall equal the Maximum Rate on such Auction Date. So long as any Class B Preference Shares shall be outstanding, no dividends, except dividends payable in Common Shares or other shares ranking junior to the Class B Preference Shares, shall be paid or declared and no distribution shall be made on the Common Shares or any other shares ranking junior to the Class B Preference Shares, nor shall any Common Shares be purchased, retired or otherwise acquired by the Company, unless all accrued and unpaid Dividends on the Class B Preference Shares for the then current Dividend Period shall have been declared and paid or a sum sufficient for payment thereof set apart; provided that dividends on any Common Shares or other shares (whether common or preference shares) ranking junior to the Class B Preference Shares may be made at all times for the purpose of, and only in such amounts as are necessary for, enabling any Holding Company (i) to service indebtedness for borrowed money as such payments become due (or to satisfy any of its guarantee obligations made in respect of indebtedness of the Company or any Holding Company) or (ii) to pay its operating expenses; provided, further, that no such dividends may be applied towards the payment of, or setting apart a sum sufficient for the payment of, any accrued and unpaid dividends on the common or preference shares of any Holding Company unless all accrued and unpaid Dividends on the Class B Preference Shares shall have been declared and paid or a sum sufficient for payment thereof shall have been set apart. For the sake of clarity, nothing in this Section 3(a) shall be construed as prohibiting the payment of any dividends declared with respect to the Class A Preference Shares.

          (i) No dividends may be paid upon or declared or set apart for any additional Contingent Capital Preference Shares or any other preference shares of the Company ranking on parity as to dividends with the Class B Preference Shares for any Dividend Period unless at the same time a like proportionate dividend for the same Dividend Period, ratable in proportion to the respective dividend rates fixed therefor, shall be paid upon or declared and set apart for all of the classes of the Company's preference shares ranking on parity as to dividends with the Class B Preference Shares then issued and outstanding and entitled to receive such dividends.

          (ii) If Dividends are not paid in full upon the Class B Preference Shares or dividends on any other capital shares of the Company ranking on a parity as to Dividends with the Class B Preference Shares, dividends may be declared upon shares of the Class B Preference Shares and any other such parity shares, but only if such dividends are declared pro rata so that the amount of dividends declared per share on the Class B


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     Preference Shares and such other shares shall in all cases bear to each other the same ratio that the amount of accrued but unpaid dividends per share on the shares of the Class B Preference Shares and such other parity shares bear to each other.

          (iii) Dividends (or amounts equal to accrued and unpaid Dividends) due and payable on the Class B Preference Shares with respect to a Dividend Period will be computed by multiplying the applicable Dividend Rate by a fraction, the numerator of which shall be the number of days in the Dividend Period and the denominator of which shall be three-hundred sixty
     (360) and multiplying the amount so obtained by the product of one hundred thousand dollars (U.S. $100,000) times the number of such shares outstanding (excluding any fractional shares).

          (iv) Dividends shall be non-cumulative; provided, that Dividends shall be cumulative during such period of time (A) commencing on the first day of any Dividend Period in which (1) dividends on the Common Shares or other shares ranking junior to the Class B Preference Shares have been paid pursuant to Section 3(a) above or (2) dividends on the Class A Preference Shares have been paid, in each case while all accrued and unpaid Dividends on the Class B Preference Shares for the then current Dividend Period shall not be declared and paid on the Dividend Payment Date or a sum sufficient for payment thereof shall not have been set apart and (B) ending on the date that all accumulated and unpaid Dividends have been declared and paid or a sum sufficient for the payment thereof shall have been set apart (provided that the period during which Dividends shall be cumulative shall not exceed the maximum period permitted under applicable law).

          (v) Each Dividend shall be payable to the Holders of Class B Preference Shares as of the opening of business on each Dividend Payment Date; provided that so long as the Class B Preference Shares are held of record by a nominee of the Securities Depository, Dividends will be paid to the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of Existing Holders of the Class B Preference Shares in accordance with the Securities Depository's normal procedures. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments to such Existing Holder in accordance with the instructions of such Existing Holder.

     (b) Fixed-Rate Distribution Event. On any Dividend Payment Date following the exercise by the Company of its put option rights under the Put Agreement, such Class B Preference Shares will be distributed by the Custodial Trust to the holders of the Custodial Trust's CPS Securities with a dividend rate described in clause (iii) of the definition of Dividend Rate upon the occurrence of any of the following: (i) the Company elects to have such Class B Preference Shares bear the fixed-rate dividend described in clause (iii) of the definition of Dividend Rate; (ii) the Company fails to pay the Dividend Rate described in clauses (i) or (ii) of the definition of Dividend Rate to the Custodial Trust for the Dividend Period; or (iii) the Company fails to pay the fees and expenses of the Custodial Trust for the Dividend Period (in each case, a "Fixed-Rate Distribution Event"); provided, however, in the case of clause (ii) and (iii), such failure shall not have been cured by the Company within three Business Days from notice thereof by the Custodial Trust.


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     (c) Fractional Shares. The Company may issue one fractional share of a
Class B Preference Share in an amount equal to one one-hundredth (0.01) of a whole share.

     Section 4 Redemption.

     (a) The Company shall have the right to redeem the Class B Preference Shares outstanding, in whole or in part, beginning twenty-eight (28) days after issuance of the Class B Preference Shares and every twenty-eight (28) days thereafter consistent with the timing of Auction Dates (each an "Optional Redemption Date"); provided that the Company shall not redeem the Class B Preference Shares if after giving effect to a partial redemption, the aggregate Liquidation Preference of Class B Preference Shares outstanding immediately after such partial redemption would be less than twenty million dollars (U.S. $20,000,000). Notwithstanding the foregoing, following a Fixed-Rate Distribution Event, the Company shall only be permitted to redeem the Class B Preference Shares subject to such Fixed-Rate Distribution Event on any Auction Date occurring after the second anniversary of such Fixed-Rate Distribution Event (a "Fixed-Rate Optional Redemption Date" and, together with an Optional Redemption Date, a "Redemption Date"). In the case of any redemption pursuant to this
Section 4, the Redemption Price shall be an amount equal to the aggregate Liquidation Preference of the Class B Preference Shares redeemed plus all Dividends accrued but unpaid on such Class B Preference Shares as of the Redemption Date for the then current Dividend Period and any previously accumulated dividends payable under Section 3(a). In the event of a partial redemption of the Class B Preference Shares, the Redemption Price shall be allocated pro rata among the Holders of the Class B Preference Shares. Payment of the Redemption Price will be made on the first Dividend Payment Date after the Company elects to redeem Class B Preference Shares.

     (b) Notice of every such redemption shall be mailed, postage prepaid, or transmitted by facsimile, e-mail or any other standard form of written telecommunication, to the Holders of the Class B Preference Shares to be redeemed at their respective addresses then appearing on the Register (which shall mean the Securities Depository if the Class B Preference Shares are held of record by a nominee of the Securities Depository), not less than ten days nor more than fifteen days prior to the Redemption Date. At any time before or after a notice of redemption has been given, the Company may deposit the aggregate Redemption Price of the Class B Preference Shares to be redeemed with any bank or trust company in New York, New York, having capital and surplus of more than five million dollars (U.S. $5,000,000), named in such notice, directed to be paid to the respective Holders of the Class B Preference Shares to be redeemed, in amounts equal to the Redemption Price of the Class B Preference Shares to be redeemed, on surrender of the share certificate or certificates held by such Holders, and upon the making of such deposit such Holders shall cease to be shareholders with respect to such shares, and after such notice shall have been given and such deposit shall have been made, such Holders shall have no interest in or claim against the Company with respect to such shares except only to receive such money from such bank or trust company without interest.

     (c) If the Holders of the Class B Preference Shares which shall have been called for redemption shall not, within one year after such deposit, claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Company such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and to such Holders; if the Holders of the Class B


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Preference Shares which shall have been called for redemption shall not, within ten years after such deposit, claim the amount deposited for the redemption thereof, the Company shall be relieved of all responsibility in respect thereof and to such Holders.

     (d) Any Class B Preference Shares that are redeemed by the Company pursuant to this Section 4 shall be canceled and resume the status of authorized and unissued Class B Preference Shares.

     Section 5 Liquidation Preference.

     (a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, to the extent allowed by applicable law, Holders will be entitled to receive the liquidation preference amount per share (the "Liquidation Preference") plus accrued and unpaid Dividends (whether or not earned or declared) thereon, to and including the date such Liquidation Preference is paid. The Class B Preference Shares will have a par value of one thousand dollars (U.S. $1,000) per share and a Liquidation Preference per share of one hundred thousand dollars (U.S. $100,000). Payment of the Liquidation Preference will be made on the first Dividend Payment Date after the Board approves the liquidation of the Company.

     (b) In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Company are insufficient to pay the amount of the liquidating distributions on all outstanding Class B Preference Shares, then, to the extent allowed by applicable law, the Holders shall share in any such distribution of assets on a pro rata basis based on aggregate Liquidation Preference. Unless and until payment in full has been made to the Holders of the Class B Preference Shares and to holders of all shares of other classes ranking on a parity as to liquidation with the Class B Preference Shares (including the Class A Preference Shares) upon liquidation of the liquidating distributions to which they are entitled, upon liquidation, dissolution or winding up of the Company, no dividends or distributions may be made to the holders of the Common Shares or on any other class of capital shares ranking junior to the Class B Preference Shares upon liquidation and no purchase, redemption or other acquisition for any consideration by the Company may be made in respect of such Common Shares or on any other class of capital shares ranking junior to the Class B Preference Shares upon liquidation. After any payment of the full amount of the liquidating distributions to which they are entitled, the Holders of Class B Preference Shares will have no right or claim to any of the remaining assets of the Company.

     (c) The merger, amalgamation or consolidation of the Company into or with any other corporation, or the merger of any other corporation into it, or the transfer or sale of all or substantially all the property or business of the Company, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, for the purposes of this Section 5.

     (d) A dividend or distribution of all or substantially all of the assets of the Company to the holders of the Company's Common Shares or a repurchase or redemption of all or substantially all of the Common Shares of the Company shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 5.


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     Section 6 Voting Rights.

     (a) Except as set forth herein or otherwise required by applicable law, the Holders of Class B Preference Shares shall have no special voting rights and their consent shall not be required for taking any corporate action.

     (b) The affirmative vote of the Holders of at least a majority-in-interest of the Class B Preference Shares at any time outstanding, given in person or by proxy at a meeting called for the purpose at which the Holders of Class B Preference Shares shall vote separately as a class, shall be necessary to effect any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or the Bye-laws that would adversely affect the rights or preferences of the Holders of Class B Preference Shares (including without limitation the issuance of any equity securities of the Company senior to the Class B Preference Shares with respect to the right to receive dividends or the right to receive distributions upon a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company) provided, however, that for purposes of this Section 6, (i) neither an amendment to the Memorandum of Association or the Bye-laws so as to authorize or create, or to increase the authorized or outstanding amount of, Class B Preference Shares or of any shares of any class ranking on a parity with or junior to the Class B Preference Shares, nor an amendment to the Memorandum of Association or the Bye-laws so as to increase the number of directors of the Company, shall be deemed to adversely affect the rights or preferences of the Holders of Class B Preference Shares and
(ii) no merger, amalgamation or consolidation of the Company with another Person, transfer or sale by the Company of all or substantially all of its assets, or any voluntary liquidation of the Company, shall be deemed to adversely affect the rights or preferences of the Holders of Class B Preference Shares if following such event, there would be no other preference shares outstanding senior in ranking to the Class B Preference Shares (other than the Class A Preference Shares, except in any instance when the Class A Preference Shares are not senior in ranking pursuant to Section 11(b)), and the Class B Preference Shares are exchanged for preferred shares of any surviving entity having the same rights and preferences with respect to such entity as the Class B Preference Shares have with respect to the Company.

     (c) If the Company has failed to pay Dividends in full on the Class B Preference Shares for eighteen consecutive months or funds sufficient to pay such dividends in full shall not have been deposited with the Auction Agent, subject to the Companies Act, the number of members of the Board shall automatically be increased by two and the holders of the Contingent Capital Preference Shares, voting as a single class, shall be entitled to fill the vacancies so created by electing two additional directors (the "Contingent Capital Preference Share Directors"). The meeting to elect the Contingent Capital Preference Share Directors shall be held no more than sixty days after the last day of an eighteen consecutive month period during which the Company failed to pay Dividends on the Class B Preference Shares. The term of the Contingent Capital Preference Share Directors shall cease upon the Company paying dividends in full on, or the redemption in full of, the Class B Preference Shares and, at such time, the Contingent Capital Preference Share Directors will cease to serve on the Board without any further action on the part of the Board or any holders of Contingent Capital Preference Shares.

     Section 7 Conversion. The Class B Preference Shares may not be converted into Common Shares.

     Section 8 Notice. All notices or communications, unless otherwise specified in this Class B Certificate, shall be sufficiently given if in writing and delivered in person, mailed by first-class mail, postage prepaid, or transmitted by facsimile, e-mail or any other standard form of written telecommunication to a Holder of Class B Preference Shares at the address of such Holder set forth in the Register. Notice shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed or transmitted.

     Section 9 Transfer Restrictions. The Class B Preference Shares may only be sold or otherwise transferred in accordance with the restrictions set forth in the legend below.

               "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A OF THE SECURITIES ACT OR (B) IT IS AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF THE SECURITIES ACT AND (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH RAM REINSURANCE COMPANY LTD. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT

          THE COMPANY, THE CUSTODIAL TRUST AND THE BANK OF NEW YORK (DELAWARE), AS TRUSTEE, SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B) OR (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE, PROVIDED THAT THE COMPANY, THE CUSTODIAL TRUST AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH REMOVAL TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT."

Such restrictive legend shall be placed on the certificates representing any Class B Preference Shares and shall not be removed prior to the Resale Restriction Termination Date with respect to such shares.

     Section 10 Other Rights of Holders of Class B Preference Shares. Unless otherwise required by law, the Holders of Class B Preference Shares shall not have any rights other than as set forth in this Class B Certificate.

     Section 11 Ranking.

     (a) For the purpose of this Class B Certificate, whenever reference is made to shares "ranking on a parity with the Class B Preference Shares," such reference shall mean and include all shares of the Company in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company rank equally with the rights of the Holders of Class B Preference Shares; and whenever reference is made to shares either "ranking junior" or "ranking senior" or to the Class B Preference Shares such reference shall mean and include all shares of the Company in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company are either senior or junior and subordinate to the rights of the Holders of the Class B Preference Shares.

     (b) The Class A Preference Shares shall rank senior to the Class B Preference Shares and any rights and preferences created with respect to the Class A Preference Shares shall in no way be restricted or otherwise affected by the rights and preferences created with respect to the Class B Preference Shares; provided, however, that notwithstanding the foregoing, upon the occurrence of a voluntary or involuntary liquidation (other than a voluntary liquidation as described in Section 6(b)(ii) (without regard to the parenthetical therein)), dissolution or winding up of the Company, the Class A Preference Shares shall rank in all respects pari passu with the Class B Preference Shares.

     Section 12 Act of God, Natural Disaster, Etc.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange or banks in the city of Hamilton, Bermuda are closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Dividend Rate for the next Dividend Period shall be the Dividend Rate determined on the previous Auction Date.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange or banks in the city of Hamilton, Bermuda, are closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Dividend payable on such date can not be paid for any such or similar reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Company and its paying agent, if any, are able to cause the Dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date;

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date; and

          (iv) no interest shall accrue in respect of such delay in payment of Dividends.

     Section 13 Certain Definitions for Sections 13 through 20. Capitalized terms used in the description of the Auction Procedures set forth in Sections 13 through 20 shall have the following meanings, unless the context otherwise requires:

     (a) "Available CPS Securities" shall have the meaning specified in Section 18(a).

     (b) "Bid" shall have the meaning specified in Section 14(a)(i)(B).

     (c) "Bidder" shall have the meaning specified in Section 14(a).

     (d) "Existing Holder" shall mean, for purposes of Sections 13 through 20, any Person who is listed as the owner of any CPS Securities on the records of the Auction Agent at the close of business on the Business Day prior to such Auction.

     (e) "Holder" shall mean, for purposes of Sections 13 through 20, a Person identified as a holder of record of CPS Securities.

     (f) "Hold Order" shall have the meaning specified in Section 14(a)(i)(A).

     (g) "Liquidation Preference" shall mean, for purposes of Sections 13 through 20, at any given time, the liquidation preference of a CPS Security at such time.

     (h) "Order" shall have the meaning specified in Section 14(a).

     (i) "Potential Holder" shall have the mean, for purposes of Sections 13 through 20, any Person, including any Existing Holder, who may be interested in acquiring any CPS Securities (or, in the case of an Existing Holder, additional CPS Securities).

     (j) "Remaining Amount" shall have the meaning specified in Section
19(b)(iv).

     (k) "Sell Order" shall have the meaning specified in Section 14(a)(i)(C).

     (l) "Submission Deadline" shall have the meaning set forth in Section
14(a).

     (m) "Submitted Bid" shall have the meaning set forth in Section 17(a)(iii)(B).

     (n) "Submitted Hold Order" shall have the meaning specified in Section 17(a)(iii)(A).

     (o) "Submitted Order" shall mean any Submitted Bid, any Submitted Hold Order or any Submitted Sell Order.

     (p) "Submitted Sell Order" shall have the meaning specified in Section 17(a)(iii)(C).

     (q) "Sufficient Clearing Bids" shall have the meaning specified in Section 18(a).

     (r) "Winning Bid Rate" shall have the meaning specified in Section 18(b).

     Section 14 Orders by Existing Holders and Potential Holders.

     (a) Prior to 1:00 p.m. New York City time on each Auction Date or such other time on any Auction Date by which the Broker-Dealer is required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time (the "Submission Deadline"):

          (i) each Existing Holder of CPS Securities may submit to the Broker-Dealer an order, by telephone or otherwise, consisting of information as to:

               (A) the Liquidation Preference of outstanding CPS Securities, if any, held by such Existing Holder that such Existing Holder desires to continue to hold without regard to the Dividend Rate for the next succeeding Dividend Period (a "Hold Order");

               (B) the Liquidation Preference of outstanding CPS Securities, if any, held by such Existing Holder that such Existing Holder offers to sell if the Dividend Rate for the next succeeding Dividend Period shall be less than the rate per annum specified by such Existing Holder (a "Bid"); or

               (C) the Liquidation Preference of outstanding CPS Securities, if any, held by such Existing Holder that such Existing Holder offers to sell without regard to the Dividend Rate for the next succeeding Dividend Period (a "Sell Order"); and

          (ii) in addition to the information specified in (i) above, each Existing Holder that is an investment manager, fiduciary or a Person that is submitting Orders to a Broker-Dealer on behalf of more than one beneficial owner of the CPS Securities must submit to the Broker-Dealer an Order, by telephone or otherwise, consisting of information as to:

               (A) the number of accounts for which the Order is being submitted (including accounts which are not submitting Orders in the Auction, which would be deemed Hold Orders);

               (B) the face amount of outstanding CPS Securities held by such accounts; and

               (C) the nature of the Order for each account (i.e., Hold, Bid or Sell Orders), and if there is more than one Order per account, the number of shares of CPS Securities per Order; and

          (iii) the Broker-Dealer may contact Potential Holders by telephone or otherwise to determine the Liquidation Preference of CPS Securities which each such Potential Holder offers to purchase if the Dividend Rate for the next succeeding Dividend Period is not less than the Bid specified by such Potential Holder.

For purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i) or (ii) of this Section 14(a) is hereinafter referred to as an "Order" and collectively as "Orders." Each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders."

     (b) (i) Subject to the provisions described in Section 16 under "Validity of Orders," a Bid by an Existing Holder will constitute an irrevocable offer to sell:

               (A) the Liquidation Preference of CPS Securities specified in such Bid if the Dividend Rate is less than the rate specified in such Bid; or

               (B) such Liquidation Preference or a lesser Liquidation Preference of CPS Securities to be determined as set forth in Section 19 under "Acceptance and Rejection of Orders," if the Dividend Rate is equal to the rate specified in such Bid.

     Subject to the provisions described in Section 16 under "Validity of Orders," a Sell Order by an Existing Holder will constitute an irrevocable offer to sell the Liquidation Preference of outstanding CPS Securities specified in such Sell Order.

          (ii) Subject to the provisions described in Section 16 under "Validity of Orders," a Bid by a Potential Holder will constitute an irrevocable offer to purchase:

               (A) the Liquidation Preference of CPS Securities specified in such Bid if the Dividend Rate is higher than the rate specified in such Bid; or

               (B) such Liquidation Preference or a lesser Liquidation Preference of CPS Securities as set forth in Section 19 under "Acceptance and Rejection of Orders," if the Dividend Rate is equal to the rate specified in such Bid.

     (c) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate down to the next highest one-thousandth (0.001) of 1.000%.

     (d) If an Order or Orders covering all outstanding CPS Securities held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for any reason, including the failure of a Broker-Dealer to submit such Existing Holder's Order to the Auction Agent prior to the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted on behalf of such Existing Holder covering the Liquidation Preference of outstanding CPS Securities held by such Existing Holder and not subject to an Order submitted to the Auction Agent.

     (e) Neither a Custodial Trust nor the Auction Agent will be responsible for any failure of the Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder or Potential Holder, nor will any such party be responsible for failure by the Securities Depository to effect any transfer or to provide the Auction Agent with current information regarding registration of transfers.

     (f) Neither the Company nor any Affiliate thereof, nor any Holder of a fractional share, may submit an Order in any Auction.

     (g) An Existing Holder may submit different types of Orders in an Auction with respect to the CPS Securities then held by such Existing Holder. An Existing Holder that offers to purchase additional CPS Securities is, for purposes of such offer, treated as a Potential Holder with respect to such securities.

     Section 15 Maximum Rate. Any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by an Existing Holder and
(ii) not be accepted if submitted by a Potential Holder.

     Section 16 Validity of Orders.

     (a) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the Liquidation Preference of outstanding CPS Securities actually held by such Existing Holder, such Orders will be considered valid as follows and in the order of priority set forth below:

          (i) all Hold Orders will be considered valid, but only up to and including, in the aggregate, the Liquidation Preference of CPS Securities actually held by such Existing Holder, and if the aggregate Liquidation Preference of CPS Securities subject to such Hold Orders exceeds the aggregate Liquidation Preference of CPS Securities actually held by such Existing Holder, the aggregate Liquidation Preference of CPS Securities subject to each such Hold Order will be reduced to the aggregate Liquidation Preference of CPS Securities actually held by such Existing Holder;

          (ii) (A) any Bid will be considered valid up to and including the excess of the Liquidation Preference of CPS Securities actually held by such Existing Holder over the aggregate Liquidation Preference of CPS Securities subject to any Hold Orders referred to in paragraph (A) above;

               (B) subject to subparagraph (A) above, if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate Liquidation Preference of CPS Securities subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess and the Liquidation Preference of CPS Securities subject to each Bid with the same rate will be reduced to the Liquidation Preference of CPS Securities equal to such excess;

               (C) subject to subparagraphs (A) and (B) above, if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids will be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to and including the Liquidation Preference of such excess; and

               (D) in any event, the aggregate Liquidation Preference of CPS Securities, if any, subject to Bids not valid under this paragraph
          (ii) will be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders will be considered valid up to and including the excess of the aggregate Liquidation Preference of CPS Securities actually held by such Existing Holder over the aggregate Liquidation Preference of CPS Securities subject to Hold Orders referred to in paragraph (i) above and valid Bids referred to in paragraph (ii) above; provided, that if the aggregate Liquidation Preference of CPS Securities subject to such Sell Orders exceeds the aggregate Liquidation Preference of CPS Securities held by such Existing Holder, the aggregate Liquidation Preference of CPS Securities subject to each such Sell Order will be reduced to the aggregate Liquidation Preference of CPS Securities held by such Existing Holder.

     If more than one Bid for CPS Securities is submitted on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and amount therein specified. Any Bid or Sell Order submitted by an Existing Holder not equal to an integral multiple of the Liquidation Preference of each share of CPS Securities will be rejected and be deemed a Hold Order. Any Bid submitted by a Potential Holder not equal to an integral multiple of the Liquidation Preference of CPS Securities will be rejected. Any Order submitted in an Auction by a Broker-

Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

     Section 17 Submission of Orders by Broker-Dealer to Auction Agent.

     (a) The Broker-Dealer shall submit in writing or through the Auction Agent's auction processing system to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders obtained by the Broker-Dealer and specifying with respect to each Order:

          (i) the name of the Bidder placing such Order;

          (ii) the aggregate Liquidation Preference of CPS Securities that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder:

               (A) the aggregate Liquidation Preference of CPS Securities subject to any Hold Order placed by such Existing Holder (each, a "Submitted Hold Order");

               (B) the aggregate Liquidation Preference of CPS Securities subject to any Bid placed by such Existing Holder and the rate specified in such Bid (each, a "Submitted Bid"); and

               (C) the aggregate Liquidation Preference of CPS Securities subject to any Sell Order placed by such Existing Holder (each, a "Submitted Sell Order"); and

          (iv) to the extent such Bidder is a Potential Holder, the rate specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate down to the next one-thousandth (.00l) of 1.000%.

     (c) If an Order or Orders covering the aggregate Liquidation Preference of CPS Securities held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline for any reason, including the failure of a Broker-Dealer to contact such Existing Holder or to submit such Existing Holder's Order to the Auction Agent, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the Liquidation Preference of the CPS Securities held by such Existing Holder which are not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the Liquidation Preference of the CPS Securities actually held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

          (i) all Hold Orders submitted on behalf of such Existing Holder shall be considered valid, but only up to and including in the aggregate the Liquidation Preference of the CPS Securities actually held by such Existing Holder, and, if the Liquidation Preference of CPS Securities subject to such Hold Orders exceeds the Liquidation Preference of CPS Securities actually held by such Existing Holder, the Liquidation Preference of CPS Securities subject to each such Hold Order shall be reduced to the Liquidation Preference of the CPS Securities actually held by such Existing Holder;

          (ii) (A) any Bid submitted on behalf of such Existing Holder shall be considered valid up to and including the excess of the Liquidation Preference of the CPS Securities actually held by such Existing Holder over the Liquidation Preference of the CPS Securities subject to any Hold Order referred to in subparagraph (i) above;

               (B) subject to Section 17(d)(ii)(A), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate Liquidation Preference of the CPS Securities subject to such Bids is greater than such excess, such Bids shall be considered valid up to the amount of such excess, and the Liquidation Preference of the CPS Securities subject to each Bid with the same rate shall be reduced to the Liquidation Preference of the CPS Securities equal to such excess;

               (C) subject to Section 17(d)(ii)(A) and (B), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to and including the Liquidation Preference of such excess; and

               (D) in any such event, the number, if any, of such CPS Securities subject to Bids not valid under Section 17 (d)(ii) shall be treated as the subject of a Bid by a Potential Holder; and

          (iii) all Sell Orders shall be considered valid but only up to and including in the aggregate the excess of the Liquidation Preference of the CPS Securities actually held by such Existing Holder over the Liquidation Preference of the CPS Securities subject to Hold Orders referred to in
     Section 17(d)(ii)(A) and valid Bids referred to in this Section
     17(d)(ii)(B).

     (e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and Liquidation Preference of the CPS Securities therein specified.

     Section 18 Determination of Sufficient Clearing Bids, Winning Bid Rate and Dividend Rate.

     (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Submitted Orders and will determine the excess of the total Liquidation Preference of CPS Securities on such Auction Date over the sum of the aggregate

Liquidation Preference of CPS Securities subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available CPS Securities"), and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of CPS Securities that are the subject of Submitted Bids by Potential Holders specifying rates not higher than the applicable Maximum Rate equals or exceeds the number of CPS Securities that are the subject of Submitted Sell Orders (including the number of CPS Securities subject to Bids by Existing Holders specifying rates higher than the applicable Maximum Rate).

     (b) If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate amount of CPS Securities which, when added to the amount of CPS Securities to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Liquidation Preference of Available CPS Securities. In such event, the Winning Bid Rate will be the Dividend Rate for the next succeeding Dividend Period.

     (c) If Sufficient Clearing Bids have not been made (other than because all of the outstanding CPS Securities are subject to Submitted Hold Orders), the Dividend Rate will be the Maximum Rate for the next succeeding Dividend Period.

     (d) If all of the Existing Holders indicate a desire to hold all of the CPS Securities of a class without regard to the Dividend Rate, the Dividend Rate payable on such CPS Securities for the next Dividend Period will be a percentage (as selected by the Board prior to the issuance of the CPS Securities) of the Reference Rate in effect as of the end of the Auction Date.

     Section 19 Acceptance and Rejection of Orders.

     (a) Existing Holders will continue to hold the Liquidation Preference of CPS Securities that are subject to Submitted Hold Orders and, based on the determination made as described under Section 17, Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as set forth below.

     (b) If Sufficient Clearing Bids have been made, all Submitted Sell Orders will be accepted and, subject to the discretion of the Auction Agent to round and allocate certain CPS Securities as described below, Submitted Bids will be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

          (i) Each Existing Holder's Submitted Bid specifying any rate that is higher than the Winning Bid Rate will be accepted, thus requiring each such Existing Holder to sell the aggregate Liquidation Preference of CPS Securities subject to such Submitted Bids;

          (ii) Each Existing Holder's Submitted Bid specifying any rate that is lower than the Winning Bid Rate will be rejected, thus entitling each such Existing Holder to continue to hold the aggregate Liquidation Preference of CPS Securities subject to such Submitted Bids;


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          (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate will be accepted;

          (iv) Each Existing Holder's Submitted Bids specifying a rate that is equal to the Winning Bid Rate will be rejected, thus entitling each such Existing Holder to continue to hold the aggregate Liquidation Preference of CPS Securities subject to such Submitted Bid, unless the aggregate Liquidation Preference of CPS Securities subject to all such Submitted Bids is greater than the Liquidation Preference of CPS Securities (the "Remaining Amount") equal to the excess of the Available CPS Securities over the aggregate Liquidation Preference of CPS Securities subject to Submitted Bids described in subparagraphs (i) and (ii) above, in which event such Submitted Bid of such Existing Holder will be rejected in part, and such Existing Holder will be entitled to continue to hold the Liquidation Preference of CPS Securities subject to such Submitted Bid, but only in a Liquidation Preference equal to the aggregate Liquidation Preference of CPS Securities obtained by multiplying the Remaining Amount by a fraction, the numerator of which is the Liquidation Preference of CPS Securities held by such Existing Holder subject to such Submitted Bid and the denominator of which is the sum of the Liquidation Preference of outstanding CPS Securities subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

          (v) Each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate will be accepted but only in a Liquidation Preference equal to the Liquidation Preference of CPS Securities obtained by multiplying the excess of the aggregate Liquidation Preference of Available CPS Securities over the aggregate Liquidation Preference of CPS Securities subject to Submitted Bids described in subparagraphs (ii), (iii) and (iv) above by a fraction, the numerator of which is the aggregate Liquidation Preference of CPS Securities subject to such Submitted Bid and the denominator of which is the sum of the Liquidation Preference of CPS Securities subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

     (c) If Sufficient Clearing Bids have not been made (other than because all of the CPS Securities are subject to Submitted Hold Orders), subject to the discretion of the Auction Agent to round and allocate certain CPS Securities as described below, Submitted Orders will be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

          (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the applicable Maximum Rate will be rejected, thus entitling each such Existing Holder to continue to hold the aggregate Liquidation Preference of CPS Securities subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the applicable Maximum Rate will be accepted, thus requiring such Potential Holders to purchase the aggregate Liquidation Preference of CPS Securities subject to such Submitted Bids; and


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

          (iii) Each Existing Holder's Submitted Bids specifying any rate that is higher than the applicable Maximum Rate and the Submitted Sell Order of each Existing Holder will be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the CPS Securities subject to such Submitted Bid or Submitted Sell Order, but in both cases only in a Liquidation Preference equal to the aggregate Liquidation Preference of CPS Securities obtained by multiplying the aggregate Liquidation Preference of CPS Securities subject to Submitted Bids described in clause (ii) above by a fraction, the numerator of which is the aggregate Liquidation Preference of CPS Securities held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which is the aggregate Liquidation Preference of CPS Securities subject to all such Submitted Bids and Submitted Sell Orders.

     If as a result of the procedures described in subparagraphs (ii) or (iii) above, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a security of CPS Securities, the Auction Agent will, in such manner as it will, in its sole discretion determine to round up or down the number of CPS Securities to be purchased or sold by any Existing Holder or Potential Holder so that only whole securities will be entitled to be purchased or sold by each Potential Holder or Existing Holder even if such allocation results in one or more of such Potential Holders not purchasing any CPS Securities.

     Based on the results of each Auction, the Auction Agent will determine the aggregate Liquidation Preference of CPS Securities to be purchased and the aggregate Liquidation Preference of CPS Securities to be sold by Potential Holders and Existing Holders on whose behalf the Broker-Dealer submitted Bids or Sell Orders.

     Section 20 Maximum Number of Holders.

     (a) Unless and until the Company obtains the approval of the Broker-Dealer and notifies the Auction Agent of a different number, the maximum number of partners for the CPS Securities shall be eighty (80) and the maximum number of holders for the CPS Securities shall be twenty-five (25), in either case, the "maximum number of Holders". If the Company or the Broker-Dealer determines (and provides written notice thereof to the Auction Agent prior to 10:00 a.m., New York City time, on any Auction Date) or if the Auction Agent determines, that as a result of allocations of CPS Securities made by the Auction Agent in an Auction in accordance with the Auction Procedures, there is a significant possibility that the number of Holders of a Custodial Trust's CPS Securities would be greater than the maximum number of Holders, the Auction Agent shall:
(1) in consultation with the Company and the Broker-Dealer, review the ownership of the CPS Securities to determine whether any Person has been counted more than once in determining the number of Holders and (2) in consultation with the Broker-Dealer and with any other Persons that the Auction Agent determines would become Existing Holders of CPS Securities on behalf of more than one Holder, determine the number of beneficial Holders of CPS Securities on behalf of which such Broker-Dealer and other Persons would hold CPS Securities, and if, after completing such determination and eliminating all Persons that have been counted more than once, the number of Holders of CPS Securities would


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nonetheless be greater than the maximum number of Holders, then the Auction
Agent shall make a new determination of the results of such Auction as follows, in the following order of priority:

          (i) if one or more Bids of Existing Holders specifying the Winning Bid Rate would have been accepted in part, or one or more Bids of Potential Holders specifying the Winning Bid Rate would have been rejected in part, and the Auction Agent determines (in consultation with the Broker-Dealer) that the acceptance in whole or in part of one or more Bids of Existing Holders specifying the Winning Bid Rate or the rejection in whole or in part of one or more Bids of Potential Holders specifying the Winning Bid Rate would cause the number of Holders to be less than or equal to the maximum number of Holders, to that extent such Bids shall be accepted or rejected, as the case may be;

          (ii) if the Auction Agent determines (in consultation with the Broker-Dealer) that: (1) the rejection in whole or in part of one or more Bids of Existing Holders specifying a rate or rates lower than the maximum rate but higher than the rate which would have been the Winning Bid Rate, or the acceptance in whole or in part of one or more Bids of Potential Holders specifying such a rate or rates and (2) the rejection in whole or in part of one or more Bids of Potential Holders specifying a rate or rates equal to or lower than the rate which would have been the Winning Bid Rate, would cause the number of Holders to be less than or equal to the maximum number of Holders, to that extent such Bid of any Existing Holder that is so rejected or any such Bid of any Potential Holder that is so accepted and the highest rate specified in any such Bid of any Existing Holder that is so rejected or any such Bid of any Potential Holder that is so accepted shall be the Winning Bid Rate; provided that, to the extent practicable, Bids of Existing Holders which would have been accepted specifying a lower rate shall be rejected, and Bids of Potential Holders specifying a lower rate shall be accepted before such Bids specifying a higher distribution rate; and provided, further, that subject to the foregoing proviso, to the extent practicable, Bids of Potential Holders which would have been accepted specifying a higher rate shall be rejected before such Bids specifying a lower rate, and Bids of Existing Holders specifying a rate shall be rejected before Bids of Potential Holders specifying the same rate are accepted; or

     (b) If the Auction Agent determines, in consultation with the Broker-Dealer, that the application of the foregoing procedures could not result in the number of Holders being less than or equal to the maximum number of Holders, then Sufficient Clearing Bids shall be deemed not to exist for such Auction and the "Maximum Rate" shall be the rate for the next succeeding distribution period for the CPS Securities held by the Custodial Trust and sell orders shall be accepted, in the sole discretion of the Auction Agent, only to the extent that their acceptance would not cause the number of Holders to exceed the maximum number of Holders for such Custodial Trust; provided that to the extent practicable, Bids of Potential Holders specifying a lower rate shall be accepted before Bids of Potential Holders specifying a higher rate.


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